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                          AMENDMENT TO LOAN AGREEMENT

                       AMENDMENT NO. 1 TO LOAN AGREEMENT

     This Amendment dated as of July 22, 2002 (this "Amendment"), is entered into by and between Cost-U-Less, Inc. (whether one or several, "Borrower"), and BANK OF AMERICA, N.A. ("Lender").

                                    RECITALS

     A. Borrower and Lender are parties to a certain Business Loan Agreement dated as of September 15, 2000 (including previous amendments, if any, to such agreement, the "Loan Agreement").

     B. Borrower and Lender wish to amend the Loan Agreement as set forth in this Amendment.

                                   AGREEMENT

     Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Loan Agreement on the following terms and conditions.

     1. DEFINED TERMS. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Loan Agreement.

     2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

          2.1 Modification of Paragraph. In paragraph 1(b), and (e) of the Exhibit, the date is changed from August 1, 2002 to October 1. 2002.

     3. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that except as has been previously disclosed in writing by Borrower to Lender; i) all of the representations and warranties set forth in the Loan Agreement are true and correct on and as of the date of this Amendment and are applicable to this Amendment; ii) no default has occurred under the Loan Agreement; iii) no event, which, with the giving of notice or lapse of time or both, would cause a default under the Loan Agreement has occurred and is continuing; and iv) since the date of the Loan Agreement there has been no material adverse change in the financial condition or business operations of the Borrower,. Further, Borrower hereby represents and warrants to Lender that the individuals signing this Amendment on behalf of Borrower are duly authorized by Borrower to enter into this Amendment.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective (the "Effective Date") when:

          4.1 This Amendment has been executed by Borrower and Lender;

          4.2 All actions required to be taken by Borrower in connection with the transactions contemplated by this Amendment have been taken in form and substance satisfactory to Lender;

          4.3 Lender has received counterpart originals of this Amendment executed by all parties listed on the signature pages(s) hereto and originals or certified or other copies of such other documents as Lender may reasonably request.


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          4.4 Borrower shall have provided Lender with evidence satisfactory to
Lender in Lender's sole discretion that the execution, delivery, and performance by Borrower of this Amendment and any agreement or instrument required by this Amendment have been duly authorized;

          4.5 Borrower shall have paid to Lender all of Lender's costs, expenses, and attorneys' fees incurred by Lender in connection with this Amendment;

          4.6 Borrower, or such other party as may be designated by Lender, shall have executed in favor of Lender, in form and substance satisfactory to Lender in Lender's sole discretion, the following documents and/or instruments:
Note Modification.

     5. CONFIRMATION OF COLLATERAL/FURTHER ASSURANCES. Borrower hereby; i) confirms to Lender all security interests and liens heretofore granted by it to Lender securing the obligations of Borrower to Lender arising out of the Loan Agreement; ii) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens except as expressly provided herein; and iii) agrees to execute and deliver to Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Lender at any time to assure the perfection, protection, and enforcement of Lender's rights under the Loan Agreement as amended hereby with respect to all such security interests and liens, all at Borrower's sole expense.

     6. REAFFIRMATION. Except as modified hereby, all of the terms, covenants, and conditions of the Loan Agreement are ratified, reaffirmed, and confirmed and shall continue in full force and effect. Should any term or provision of the Loan Agreement conflict with the terms or provisions contained in this Amendment the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

     7. BINDING EFFECT. This Amendment shall be binding upon Borrower, Lender, and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns; provided, however, that Borrower may not assign this Amendment, the Loan Agreement, or its rights arising out of any agreements or instruments relating thereto without Lender's prior written consent, and any prohibited assignment shall be null and void.

     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment shall be deemed to have been executed and delivered on the Effective Date.

     9. AMENDMENT AND WAIVER. No amendment or waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

     10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the state provided for in the Loan Agreement with reference to conflict of law principles.

     11. SEVERABILITY. Any provision of the Amendment that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

     12. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT


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ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     13. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                        BANK OF AMERICA, N.A.


                                             By: /s/ Thomas E. Brown
                                                 -------------------------------
                                             Authorized Signer


                                        COST-U-LESS, INC.


                                             By: /s/ J. Jeffrey Meder
                                                 -------------------------------
                                             Authorized Signer


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                          NOTE MODIFICATION AGREEMENT

     This Note Modification Agreement dated as of July 22, 2002 (the "Amendment"), is entered into by and between Cost-U-Less, Inc. (whether one or several, "Borrower"), and BANK OF AMERICA ("Lender").

                                    RECITALS

     A. On or about September 15, 2000 Borrower executed a Promissory Note (including previous amendments, if any, the "Note") in favor of Lender in the original amount of $8,000,000.00. The principle balance of the Note as of the effective date of this Agreement is $4,518,000.00.

     B. Lender remains the owner and holder of the Note.

     C. Borrower and Lender wish to amend the Note as set forth in this Amendment.

                                    AGREEMENT

     Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Note as follows:

     1. AMENDMENT TO NOTE. The Note is amended as follows:

          1.1 The maturity date is changed to: October 1, 2002.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Lender and Borrower, this Amendment shall be attached to and become a part of the Note.

     2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that except as has been previously disclosed in writing by Borrower to Lender; i) all of the representations and warranties set forth in the Note are true and correct on and as of the date of this Amendment and are applicable to this Amendment;
ii) no default has occurred under the Note; iii) no event, which, with the giving of notice or lapse of time or both, would cause a default under the Note has occurred and is continuing; and iv) since the date of the Note there has been no material adverse change in the financial condition or business operations of the Borrower. Further, Borrower hereby represents and warrants to Lender that the individuals signing this Amendment on behalf of Borrower are duly authorized by Borrower to enter into this Amendment.

     3. CONDITIONS PRECENDENT. This Amendment shall become effective (the "Effective Date") when:

          3.1 This Amendment has been executed by Borrower and Lender,

          3.2 All actions required to be taken by Borrower in connection with the transactions contemplated by this Amendment have been taken in form and substance satisfactory to Lender;

          3.3 Lender has received counterpart originals of this Amendment executed by all parties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as Lender may reasonably request.


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          3.4 Borrower shall be in compliance with all other terms and conditions of the Note other than as specifically provided herein.

     4. CONFIRMATION OF COLLATERAL/FURTHER ASSURANCES. Borrower hereby: i) confirms to Lender all security interests and liens heretofore granted by it to Lender securing the obligations of Borrower to Lender arising out of the Note;
ii) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens except as expressly provided herein; and iii) at Borrower's sole cost and expense, agrees to execute and deliver to Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Lender at any time to assure the perfection, protection, and enforcement of Lender's rights under the Note as amended hereby with respect to all such security interests and liens.

     5. REAFFIRMATION. Except as modified hereby, all of the terms, covenants, and conditions of the Note are ratified, reaffirmed, and confirmed and shall continued in full force and effect. Should any term or provision of the Note conflict with the terms or provisions contained in this Amendment the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

     6. BINDING EFFECT. This Amendment shall be binding upon Borrower, Lender, and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns; provided, however, that Borrower may not assign this Amendment, the Note, or its rights arising out of any agreements or instruments relating thereto without Lender's prior written consent, and any prohibited assignment shall be null and void.

     7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment shall be deemed to have been executed and delivered on the Effective Date.

     8. AMENDMENT AND WAIVER. No amendment or waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

     9. GOVERNING LAW. The Amendment shall be governed by and construed in accordance with the internal laws of the state provided for in the Note without reference to conflict of law principles.

     10. SEVERABILITY. Any provision of this Amendment that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

     11. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARITES.

     12. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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     IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                        BANK OF AMERICA, N.A.


                                             By: /s/ Thomas E. Brown, SVP
                                                 -------------------------------
                                             Authorized Signer


                                        COST-U-LESS, INC.


                                             By: /s/ J. Jeffrey Meder, Pres.
                                                 -------------------------------
                                             Authorized Signer


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